(BARRETT GROWTH FUND LOGO)

Semi-Annual Report
December 31, 2002

LETTER TO
SHAREHOLDERS
JANUARY 29, 2003

Dear Fellow Shareholders:

While 2002 produced the worst annual performance for the S&P 500 since 1974, the fourth quarter saw a significant reversal in the market's trend with a gain of 8.4%. The Barrett Growth Fund snapped back 7.9%, almost in-line with the S&P 500 for the quarter. Your Fund outperformed the Lipper Large Cap Growth Funds Index for the calendar year, and both this Index and the S&P 500 for the Fiscal Year to Date and Since Inception, as shown below:

                                                                 TOTAL RETURN*<F1>
                                                                                                SINCE INCEPTION
                                   SECOND QUARTER         FISCAL YTD         CALENDAR YTD      12/29/98-12/31/02
                                  10/01/02-12/31/02    07/01/02-12/31/02    1/1/02-12/31/02     AVERAGE ANNUAL
                                  -----------------    -----------------    ---------------    -----------------
     BARRETT GROWTH FUND                7.91%               (8.67%)            (24.64%)             (6.75%)
     S&P 500 Index                      8.44%              (10.30%)            (22.10%)             (7.01%)
     Lipper Large Cap Growth            4.34%              (12.38%)            (28.11%)            (12.27%)

THE QUARTER IN REVIEW
---------------------

As 2002 progressed, the US economy lost momentum. Fourth quarter GDP grew 0.7%, as recently reported, the lowest rate of the year. In order to re-stimulate the economy, the Fed on November 6th instituted its only rate change in the calendar year by lowering the fed funds rate 1/2% to 1-1/4%. Then on January 7th, President Bush proposed more new tax cuts, including accelerating the time-frame of cuts already passed in 2001, and incorporating new incentives such as the much discussed elimination of taxes on dividends. The latter may stimulate the economy, will allocate capital more efficiently, lower the cost of capital at US corporations and possibly boost stock prices.

Following is a graphical depiction of the sectors in the portfolio:

                AS OF 12/31/02, FIGURES AS A PERCENT OF EQUITIES
                ------------------------------------------------

                    Basic Industry                     11.0%
                    Energy                              6.2%
                    Consumer Products & Services       20.3%
                    Telecom Services & Equipment        5.3%
                    Financial Services                 16.7%
                    Healthcare                         18.8%
                    Information Services               13.6%
                    Software & Electronics              8.1%

*<F1> The performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently, there can be no assurance that trends described will continue or that forecasts will come to pass.

THE PORTFOLIO
-------------

Business Services, Software, Electronics and Telecommunications stocks led the fourth quarter rebound. Laggards included Basic Industry, Consumer and Financial stocks.

The best and worst performing holdings during the quarter were:

          BEST PERFORMING                             WORST PERFORMING
          ---------------                             ----------------
Company                     % Change         Company                   % Change
-------                     --------         -------                   --------
1. Vodafone AirTouch PLC       41%           1. Electronic Arts*<F2>     -28%
2. Verizon                     41%           2. L-3 Communications       -15%
3. Oracle Corp.                37%           3. Lockheed Martin Corp.    -11%
4. First Data Corp.            27%           4. Zions Bancorp            -10%
5. Cisco Systems               25%           5. Kohl's Corp.             -8%

*<F2>  from date of initial  purchase

During the quarter we lightened positions in Intel, Oracle and Home Depot. We added to the Liberty Media, Genentech, Amgen, Lockheed Martin and General Dynamics positions. We added two new holdings, Kohl's Corporation and Electronic Arts, which are described below.

KOHL'S (KSS) (2.5%) fills the gap between discount retailers and department stores by offering their customers value and convenience in an easy to shop environment. With a base of just 457 stores, Kohl's is in the enviable position of still being in the early stages of its geographic expansion. The company has one of the best operating records in the sector, is self-financing from cash flow, and has a low debt-to-capitalization ratio (28%). For the past decade, Kohl's has grown revenues, EPS and store square footage by over 21% annually. The company has minimal penetration in the states west of the Mississippi, providing great potential for growth. We believe that Kohl's can continue to increase earnings by 20-22% over the next five years, assuming a modestly growing economy. Kohl's current PE is at a six year low, while its growth prospects have never looked better.

ELECTRONIC ARTS (ERTS) (0.9%) is the premiere electronic game manufacturer in the world, with such titles as Harry Potter, Lord of the Rings, John Madden Football, and the recently introduced Sims Online product. The company has grown earnings and revenues at 22% and 25%, respectively, over the last 10 years, and is taking market share from the other companies in the game industry. In the most recent quarter, while most of the others have announced earnings shortfalls, Electronic Arts announced earnings increased 66%. We believe that the electronic gaming industry will experience excellent growth in coming years, and that Electronic Arts, as the clear leader, will turn this market growth into strong earnings growth.

The ten largest stock positions as a percentage of equity at December 31st were as follows:

   First Data Corp.                     4.0%
   American International Group         3.4%
   Medtronic Inc.                       3.4%
   Stryker Corp.                        3.2%
   Amgen                                3.2%
   Zions Bancorp                        3.2%
   Anadarko Petroleum                   3.2%
   Colgate Palmolive                    3.1%
   Equity Residential                   3.1%
   Eli Lilly                            3.0%

Our stock selection has created a Fund with the following portfolio characteristics vs. the S&P 500 Index as of 12/31/02:

                                      BARRETT GROWTH FUND      S&P 500 INDEX
                                      -------------------      -------------
Earnings Growth Rate 2003-05                 12.0%                  7.0%
Price/2003 Earnings Ratio                    19.0x                 17.0x
P/E to Growth Ratio                           1.6x                  2.4x
Debt/Total Capitalization*<F3>               32.0%                 35.7%

*<F3>  S&P 400

We believe your Fund's investments embody more growth relative to the price paid, and higher quality, than the stock market in general.

In terms of the outlook, if 2000-02 were years of problem identification, we believe 2003-04 will be years of resolution. We expect solid economic progress in 2003 with the second half of the year showing the best year-over-year gains. A favorable resolution of the Iraqi and North Korean situations would help increase the level of confidence in the US. Low interest rates and lower taxes should spur our economy by mid-year. We believe that the market is reasonably valued and should advance at least in-line with earnings, a welcome relief after three years of declines. Nonetheless, volatility in our markets is apt to be high. We have a cash reserve of 6% of assets at year-end to take advantage of these near-term uncertainties.

Thank you for choosing the Barrett Growth Fund, and for your patience during what have proven to be difficult times on an historic basis. Please visit us at our web site, www.barrettassociates.com. If you have any questions, or would
              -------------------------
like a copy of our current prospectus, please call toll-free (877) 363-6333.

Sincerely,

/s/Robert E. Harvey

Robert E. Harvey, CFA
President

/s/Robert J. Voccola         /s/Peter H. Shriver         /s/Larry W. Seibert

Robert J. Voccola, CFA       Peter H. Shriver, CFA       Larry W. Seibert, CFA
Lead Portfolio Manager       Portfolio Manager           Portfolio Manager

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
(UNAUDITED)

                                                                      MARKET
  SHARES                                                               VALUE
  ------                                                              ------
             COMMON STOCKS - 96.92%

             BASIC INDUSTRY - 16.59%

             ENERGY - 5.98%
   9,000     Anadarko Petroleum
               Corporation                                         $   431,100
  10,000     BP p.l.c. ADR                                             406,500
                                                                   -----------
                                                                       837,600
                                                                   -----------

             INDUSTRIAL - 10.61%
   4,000     General Dynamics Corporation                              317,480
   6,000     General Electric Company                                  146,100
   6,000     L-3 Communications
               Holdings, Inc.*<F4>                                     269,460
   6,500     Lockheed Martin Corporation                               375,375
   6,000     United Parcel Service, Inc.                               378,480
                                                                   -----------
                                                                     1,486,895
                                                                   -----------
             Total Basic Industry                                    2,324,495
                                                                   -----------

             CONSUMER PRODUCTS
               & SERVICE - 19.72%

             CONSUMER PRODUCTS - 9.34%
   9,500     Altria Group, Inc.                                        385,035
   8,000     Colgate-Palmolive Company                                 419,440
   2,500     Electronic Arts Inc.*<F4>                                 124,425
   9,000     PepsiCo, Inc.                                             379,980
                                                                   -----------
                                                                     1,308,880
                                                                   -----------

             MEDIA &
               ENTERTAINMENT - 4.99%
  25,000     AOL Time Warner Inc.*<F4>                                 327,500
  41,600     Liberty Media Corporation*<F4>                            371,904
                                                                   -----------
                                                                       699,404
                                                                   -----------

             RETAILING - 5.39%
   5,000     The Home Depot, Inc.                                      119,800
   6,000     Kohl's Corporation*<F4>                                   335,700
  10,000     Target Corporation                                        300,000
                                                                   -----------
                                                                       755,500
                                                                   -----------
             Total Consumer Products
               & Services                                            2,763,784
                                                                   -----------

             FINANCIAL SERVICES - 16.19%

             FINANCIAL SERVICES - 13.21%
   8,000     American International
               Group, Inc.                                             462,800
   5,000     Fannie Mae                                                321,650
   5,000     The Goldman Sachs Group, Inc.                             340,500
   7,500     State Street Corporation                                  292,500
  11,000     Zions Bancorporation                                      432,839
                                                                   -----------
                                                                     1,850,289
                                                                   -----------

             REAL ESTATE - 2.98%
  17,000     Equity Residential                                        417,860
                                                                   -----------
             Total Financial Services                                2,268,149
                                                                   -----------

             HEALTHCARE - 18.21%

             BIOTECHNOLOGY - 5.95%
   9,000     Amgen Inc.*<F4>                                           435,060
  12,000     Genentech, Inc.*<F4>                                      397,920
                                                                   -----------
                                                                       832,980
                                                                   -----------

             MEDICAL DEVICES
               & SERVICES - 6.37%
  10,000     Medtronic, Inc.                                           456,000
   6,500     Stryker Corporation                                       436,280
                                                                   -----------
                                                                       892,280
                                                                   -----------

             PHARMACEUTICALS - 5.89%
   6,500     Eli Lilly and Company                                     412,750
  13,500     Pfizer Inc.                                               412,695
                                                                   -----------
                                                                       825,445
                                                                   -----------
             Total Health Care                                       2,550,705
                                                                   -----------

             INFORMATION
               SERVICES - 13.18%

             BUSINESS SERVICES 10.47%
   9,500     Automatic Data Processing, Inc.                           372,875
   8,000     Certegy Inc.*<F4>                                         196,400
  15,500     First Data Corporation                                    548,855
  12,500     Paychex, Inc.                                             348,750
                                                                   -----------
                                                                     1,466,880
                                                                   -----------

             COMPUTER SERVICES
               & OUTSOURCING - 2.71%
  11,000     Computer Sciences
               Corporation*<F4>                                        378,950
                                                                   -----------
             Total Information Services                              1,845,830
                                                                   -----------

             SOFTWARE/
               ELECTRONICS - 7.86%

             ELECTRONICS - 4.72%
  16,000     Intel Corporation                                         249,120
  16,000     Linear Technology Corporation                             411,520
                                                                   -----------
                                                                       660,640
                                                                   -----------

             SOFTWARE - 3.14%
   6,000     Microsoft Corporation                                     310,200
  12,000     Oracle Corporation*<F4>                                   129,600
                                                                   -----------
                                                                       439,800
                                                                   -----------
             Total Software/Electronics                              1,100,440
                                                                   -----------

             TELECOMMUNICATIONS
               SERVICES &
               EQUIPMENT - 5.17%

             TELECOMMUNICATIONS
               SERVICES - 3.77%
   8,500     Verizon Communications Inc.                               329,374
  11,000     Vodafone Group PLC ADR                                    199,320
                                                                   -----------
                                                                       528,694
                                                                   -----------

             TELECOMMUNICATIONS
               & DATA NETWORK
               EQUIPMENT - 1.40%
  15,000     Cisco Systems, Inc.*<F4>                                  196,500
                                                                   -----------
             Total Telecommunications
               Services & Equipment                                    725,194
                                                                   -----------
             Total common stocks
               (Cost $15,408,364)                                   13,578,597
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             VARIABLE RATE
               DEMAND NOTES #<F5> - 3.34%
$106,556     American Family, 1.0415%                                  106,556
 117,126     Wisconsin Electric Power
               Company, 1.0414%                                        117,126
  54,650     Wisconsin Central
               Credit Union, 1.0900%                                    54,650
 188,819     U.S. Bank, 1.1700%                                        188,819
                                                                   -----------
             Total variable rate demand
               notes (Cost $467,151)                                   467,151
                                                                   -----------
             Total investments - 100.26%
               (Cost $15,875,515)                                   14,045,748
             Liabilities less Other
               Assets - (0.26)%                                        (36,074)
                                                                   -----------

             TOTAL NET ASSETS - 100.00%                            $14,009,674
                                                                   -----------
                                                                   -----------

 *<F4>  Non-income producing security.
 #<F5> Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. Interest rates change periodically at specified dates. The rates shown are as of December 31, 2002.

                 See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
(UNAUDITED)

ASSETS:
   Investments in securities,
     at market value
     (Cost: $15,875,515)                                           $14,045,748
   Receivable for fund
     shares purchased                                                   22,000
   Dividends and interest receivable                                    22,816
   Prepaid assets                                                       40,755
                                                                   -----------
   Total assets                                                     14,131,319
                                                                   -----------

LIABILITIES:
   Payable for securities purchased                                     77,334
   Payable to Adviser                                                    1,800
   Accrued expenses                                                     42,511
                                                                   -----------
   Total liabilities                                                   121,645
                                                                   -----------
   Net assets applicable to
     outstanding capital stock                                     $14,009,674
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $19,347,817
   Undistributed net
     investment income                                                   5,030
   Accumulated undistributed
     net realized loss on investments                               (3,513,406)
   Unrealized depreciation
     on investments                                                 (1,829,767)
                                                                   -----------
   Total Net Assets                                                $14,009,674
                                                                   -----------
                                                                   -----------

Shares outstanding (unlimited
  shares of $0.001 par value
  authorized)                                                        1,902,138
                                                                   -----------

Net asset value, offering and
  redemption price per share                                       $      7.37
                                                                   -----------
                                                                   -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax of $919)                                      $    86,269
   Interest income                                                       5,927
                                                                   -----------
   Total investment income                                              92,196
                                                                   -----------

EXPENSES:
   Investment advisory fee                                              69,733
   Professional fees                                                    20,608
   Shareholder servicing fees
     and expenses                                                       18,584
   Distribution expenses                                                17,433
   Administration fees                                                  15,640
   Fund accounting fees                                                 12,328
   Federal and state registration                                        9,016
   Trustees fees and expenses                                            4,416
   Reports to shareholders                                               3,312
   Custody fees                                                          2,944
                                                                   -----------
   Total expenses before
     Adviser reimbursement                                             174,014
   Less fees and expenses
     reimbursed and waived
     by Adviser                                                        (86,848)
                                                                   -----------
   Net expenses                                                         87,166
                                                                   -----------
   Net investment income                                                 5,030
                                                                   -----------

NET REALIZED AND
  UNREALIZED LOSSES:
   Net realized loss on investments                                   (436,981)
   Net change in unrealized
     depreciation on investments                                      (854,167)
                                                                   -----------
   Net realized and unrealized
     losses on investment securities                                (1,291,148)
                                                                   -----------
   Net decrease in net assets
     resulting from operations                                     $(1,286,118)
                                                                   -----------
                                                                   -----------

                 See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED
                                                                  DECEMBER 31, 2002       YEAR ENDED
                                                                      UNAUDITED         JUNE 30, 2002
                                                                  -----------------     -------------
OPERATIONS:
   Net investment income (loss)                                      $     5,030         $   (17,286)
   Net realized loss on investments                                     (436,981)         (2,011,072)
   Net change in unrealized depreciation on investments                 (854,167)         (1,500,542)
                                                                     -----------         -----------
   Net decrease in assets resulting from operations                   (1,286,118)         (3,528,900)
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                             734,051           4,004,527
   Cost of shares redeemed                                              (286,196)         (1,120,199)
                                                                     -----------         -----------
   Net increase in net assets from capital share transactions            447,855           2,884,328
                                                                     -----------         -----------

TOTAL DECREASE IN NET ASSETS                                            (838,263)           (644,572)
                                                                     -----------         -----------

NET ASSETS:
   Beginning of Period                                                14,847,937          15,492,509
                                                                     -----------         -----------
   End of Period                                                     $14,009,674         $14,847,937
                                                                     -----------         -----------
                                                                     -----------         -----------

                 See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

                                             SIX MONTHS
                                               ENDED                                                         DECEMBER 29, 19981<F6>
                                         DECEMBER 31, 2002                 YEARS ENDED JUNE 30,                     THROUGH
                                            (UNAUDITED)             2002           2001           2000           JUNE 30, 1999
                                         -----------------          ----           ----           ----           -------------
NET ASSET VALUE
Beginning of period                            $ 8.07              $10.35         $14.06         $10.94              $10.00
                                               ------              ------         ------         ------              ------

OPERATIONS
   Net investment loss2<F7>                        --               (0.01)         (0.02)         (0.03)              (0.01)
   Net realized and unrealized
     gains (losses) on securities               (0.70)              (2.27)         (3.62)          3.40                0.95
                                               ------              ------         ------         ------              ------
        Total from
          investment operations                 (0.70)              (2.28)         (3.64)          3.37                0.94
                                               ------              ------         ------         ------              ------

LESS DISTRIBUTIONS
        Distributions from
          capital gains                            --                  --          (0.07)         (0.25)                 --
                                               ------              ------         ------         ------              ------
                                                   --                  --          (0.07)         (0.25)                 --
                                               ------              ------         ------         ------              ------

NET ASSET VALUE
        End of period                          $ 7.37              $ 8.07         $10.35         $14.06              $10.94
                                               ------              ------         ------         ------              ------
                                               ------              ------         ------         ------              ------

Total return                                   -8.67%3<F8>        -22.03%        -25.90%         30.92%               9.40%3<F8>

Net assets at end of
  period (000s omitted)                       $14,010             $14,848        $15,493        $21,440              $9,752

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS
        Before expense reimbursement            2.50%4<F9>          2.48%          2.27%          2.81%               5.22%4<F9>
        After expense reimbursement             1.25%4<F9>          1.25%          1.25%          1.25%               1.44%4<F9>

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS
        Before expense reimbursement           -1.18%4<F9>         -1.35%         -1.36%         -1.85%              -4.02%4<F9>
        After expense reimbursement             0.07%4<F9>         -0.12%         -0.34%         -0.29%              -0.24%4<F9>
        Portfolio turnover rate                    9%                 38%            39%            35%                 30%

1<F6>   Commencement of operations.
2<F7> Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3<F8>   Not annualized.
4<F9>   Annualized.

                 See accompanying Notes to Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

1. ORGANIZATION   The Barrett Growth Fund (the "Fund") is a diversified series of The Barrett Funds (the "Trust"), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the "Adviser") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT    a) Organization and Prepaid Initial Registration Expenses
ACCOUNTING        Expenses incurred by the Trust in connection with the
POLICIES          organization and the initial public offering of shares were expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery
                  (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period of benefit.

                  b) Investment Valuation
                  Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

                  c) Federal Income Taxes
                  The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

                  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2002 the Fund had accumulated capital loss carryforwards for tax purposes of $346,228, expiring June 30, 2009, and $1,839,508, expiring June 30, 2010.

                  Additionally, for tax purposes, the Fund has elected to treat $1,257,115 of net capital losses incurred in the eight month period ended June 30, 2002 as having been incurred in the following fiscal year.

                  d) Use of Estimates
                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                  e) Other
                  Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS     The Trust has an Investment Advisory Agreement (the
                  "Agreement") with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets.

                  The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2003. Accordingly, during the six months ended December 31, 2002, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $86,848. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                        YEAR OF EXPIRATION         RECOVERABLE AMOUNT
                        ------------------         ------------------
                              6/30/03                   $207,255
                              6/30/04                   $194,335
                              6/30/05                   $174,898
                              6/30/06                   $86,848

4. DISTRIBUTION   The Trust, on behalf of the Fund, has adopted a distribution
PLAN              plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1
                  Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT     The aggregate purchases and sales of securities, excluding
TRANSACTIONS      short-term investments, by the Fund for the six months ended
                  December 31, 2002 were as follows:

                                            PURCHASES           SALES
                                            ---------           -----
                  U.S. Government           $       --       $       --
                  Other                     $2,231,997       $1,136,613

                  At December 31, 2002, gross unrealized appreciation and depreciation of investments were as follows:

                  Appreciation                                     $   686,276
                  (Depreciation)                                    (2,516,043)
                                                                   -----------
                  Net unrealized depreciation on investments       $(1,829,767)
                                                                   -----------
                                                                   -----------

                  At December 31, 2002, the cost of investments for tax purposes was $15,875,515.

                  At June 30, 2002, distributable income for tax purposes was as follows:

                  Undistributed tax-exempt ordinary income         $        --
                  Undistributed ordinary income                             --
                  Undistributed long-term capital gain                      --
                                                                   -----------
                  Distributable income                             $        --
                                                                   -----------
                                                                   -----------

6. SHARES OF                                   SIX MONTHS ENDED    YEAR ENDED
BENEFICIAL                                    DECEMBER 31, 2002   JUNE 30, 2002
INTEREST                                      -----------------   -------------
                  Shares sold                       102,068          462,128
                  Shares redeemed                   (39,061)        (119,889)
                                                  ---------        ---------
                  Net increase (decrease)
                    in shares                        63,007          342,239
                  Shares outstanding:
                  Beginning of period             1,839,131        1,496,892
                                                  ---------        ---------
                  End of period                   1,902,138        1,839,131
                                                  ---------        ---------
                                                  ---------        ---------

7. DISTRIBUTIONS  The tax character of the distributions paid during the fiscal
TO SHAREHOLDERS   years ended June 30, 2002 and 2001 were as follows:

                                                      2002           2001
                                                      ----           ----
                     Distributions paid from:
                     Ordinary income                 $    --       $ 94,279
                     Long-term capital gain               --         17,155
                                                     -------       --------
                                                     $    --       $111,434
                                                     -------       --------
                                                     -------       --------

8. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES (UNAUDITED)

INDEPENDENT TRUSTEES

                                                                                                       # OF
                                                                                                       PORTFOLIOS
                                                                                                       IN FUND       OTHER
                              POSITION(S)  TERM OF OFFICE                                              COMPLEX       DIRECTORSHIPS
                              HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATION                      OVERSEEN      HELD BY
NAME, AGE AND ADDRESS         THE TRUST    TIME SERVED       DURING PAST FIVE YEARS                    BY TRUSTEE    TRUSTEE
---------------------         -----------  -----------       ----------------------                    ----------    -------------
Robert T. Hoffman (43)        Trustee      Indefinite Term   Independent Trustee of the                    1         None
17 Hulfish Street                          2 Years Served    Trust since January 2001;
Princeton, NJ 08540                                          Partner and Portfolio Manager
                                                             of Candlewood Capital
                                                             Management, LLC (private
                                                             investment fund manager),
                                                             Princeton, NJ since 2000;
                                                             Member of the New Jersey
                                                             State Investment Council from
                                                             1990 through 2002, and
                                                             Chairman in 2002; Managing
                                                             Director and Portfolio Manager
                                                             at Scudder, Stevens and Clark,
                                                             New York, NY from 1990 to 2000.

Ronald E. Kfoury (44)         Trustee      Indefinite Term   Independent Trustee of the                    1         CDCOM
482 Menlo Oaks Drive                       4 Years Served    Trust since its inception in 1998;                      Clockware
Menlo Park, CA 94025                                         Chief Executive Officer of
                                                             Clockware, Inc. (software
                                                             company) since November 2000;
                                                             Managing Director, Analect,
                                                             Limited (management consulting)
                                                             from 1992 through 2000.

Edward J. Mazze, PhD. (61)    Trustee      Indefinite Term   Independent Trustee of the Trust              1         Washington
The University of                          2 Years Served    since January 2001; Dean, College                       Trust
  Rhode Island                                               of Business Administration of the                       Bancorp,
  College of                                                 University of Rhode Island since                        Inc.;
  Business Administration                                    1998; Director, Technitrol Inc.                         Technitrol,
301 Ballentine Hall                                          since 1985; Director, Washington                        Inc.
Kingston, RI 02881                                           Trust Bancorp. Inc. since 2000;
                                                             Honorary Board Member,
                                                             Delaware Valley College of
                                                             Science and Agriculture since
                                                             1997; Dean of the Belk College
                                                             of Business Administration of
                                                             The University of North Carolina
                                                             at Charlotte from 1993 to 1998.

INTERESTED TRUSTEES

                                                                                                       # OF
                                                                                                       PORTFOLIOS
                                                                                                       IN FUND       OTHER
                              POSITION(S)  TERM OF OFFICE                                              COMPLEX       DIRECTORSHIPS
                              HELD WITH    AND LENGTH OF     PRINCIPAL OCCUPATION                      OVERSEEN      HELD BY
NAME, AGE AND ADDRESS         THE TRUST    TIME SERVED       DURING PAST FIVE YEARS                    BY TRUSTEE    TRUSTEE
---------------------         -----------  -----------       ----------------------                    ----------    -------------
Robert E. Harvey (48)1<F10>   President    Indefinite Term   Trustee and President of the                  1         Ashforth
565 Fifth Avenue              & Trustee    4 Years Served    Trust since its inception in                            Properties,
New York, NY 10017                                           1998; President and Chief                               Inc.;
                                                             Operating Officer of Barrett                            Ashforth
                                                             Associates, Inc. since 1994;                            Capital LLC
                                                             Director of The Ashforth
                                                             Company (commercial real
                                                             estate) since 1988; previously,
                                                             Director of U.S. Equities at
                                                             Bessemer Trust from 1991
                                                             until 1993 and Managing
                                                             Director at Scudder, Stevens
                                                             and Clark from 1976 until 1991.

AUDIT COMMITTEE

The Trust's Board of Trustees has established an Audit Committee that is made up entirely of all of the Independent Trustees as follows: Robert T. Hoffman, Ronald E. Kfoury and Edward J. Mazze. Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee members meet at least once annually and meet with the independent auditor.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available free of charge upon request by calling the Fund toll-free at (877) 363-6333.

1<F10> Robert E. Harvey is an Interested Trustee because he is the President and Chief Operating Officer of Barrett Associates, Inc., the Fund's adviser.

                              BARRETT GROWTH FUND
                                565 Fifth Avenue
                              New York, NY  10017
                                 (877) 363-6333

INVESTMENT ADVISER
BARRETT ASSOCIATES, INC.
565 Fifth Avenue
New York, NY  10017

DISTRIBUTOR
T.O. RICHARDSON SECURITIES, INC.
2 Bridgewater Road
Farmington, CT  06032

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH  45202

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  19103

AUDITORS
TAIT, WELLER & BAKER
1818 Market Street, Suite 2400
Philadelphia, PA  19103